EXHIBIT 10.23U

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

TWENTY-EIGHTH AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This TWENTY-EIGHTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.	Customer desires to use and CSG agrees to provide CSG’s InfoCast Files service. As a result, Schedule A, “SERVICES” of the Agreement is AMENDED by adding “InfoCast Files” to the list of Additional Services and by adding the following description to Exhibit A-5 to the section entitled “Additional Services” as follows:

InfoCast Files. InfoCast Files are scheduled file extracts that deliver report files to an FTP directory maintained by CSG on CSG’s computer system (the “InfoCast Pick Up Site”) on behalf of Customer. CSG will author the logic to create the report files from CSG Vantage® data and enhances or modifies the logic in the event that the Vantage data objects change. Customer may access the InfoCast Pick Up Site to retrieve the extracted data. CSG maintains the extracted data on the InfoCast Pick Up Site until the earlier of pick up by Customer or *******-*** **** *****. CSG also maintains a backup copy of each extracted dataset for *** ******* ****** ***** *****. At Customer’s request, CSG will restore a backup copy of an extracted dataset to the InfoCast Pick Up Site. See Schedule F in the Agreement for applicable service fee per restoration.

2.	Customer agrees to use the InfoCast Files service for the following seven (7) daily reports, and will be unmasking certain fields:

•	CPSD-324 Recurring Credit Card Payment Report

•	CPSD-036 Credit Card Billing Report

•	CPSD-332 EFT Activity Report

•	CPSD-014 Monetary Entry Report

•	CPSD-312 Card Declines Report

•	CPSD-130 Charge off Activity Report

•	CPSD-314 Recurring Credit Card Resubmits

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3.	As a result, Schedule F, Fees, CSG SERVICES, shall be amended to add a new Section X. entitled “InfoCast Files” as follows:

CSG SERVICES

X. InfoCast Files

Description of Item/Unit of Measure	Frequency	Fee
A. InfoCast Files (no minimums)
1. File Maintenance Fee (Per File/Per Vantage Schema)	*******	$	******
2. Implementation Fee (Per Vantage Schema)	*** *******	$	********
3. File Restoration Fee (Per Occurrence) (Note 1)	*** *******	$	******

Note 1: Files will be retained on the InfoCast Pick Up Site for *******-*** **** ***** or until successful download, whichever first occurs. Files may be restored from an archived directory for up to *** ******* ****** ***** ***** and are subject to the file restoration fees per occurrence.

4.	Except as Customer may otherwise direct CSG in writing, CSG shall commence providing InfoCast files to Customer as soon as reasonably practicable. CSG may commence invoicing Customer for the ******* File Maintenance Fee of $****** for ***** *** ***** reports and the Implementation Fee of $******** listed above in the ***** that the ***** *** ***** reports are distributed to Customer on a ***** *****. The ******* File Maintenance Fee shall be prorated for a partial *****. Customer has the right to terminate delivery of InfoCast Files and related services described in this Amendment at any time, and, upon such termination, no further fees for the InfoCast Files or any related services will be due or payable; provided that such termination shall not affect obligations to pay fees for InfoCast Files that were already provided to Customer.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH Network l.l.c.	CSG SYSTEMS, INC.

By: /s/ Michael K. McClaskey	By: /s/ Michael J. Henderson

Name: Michael K. McClaskey	Name: Michael J. Henderson

Title: Senior Vice President and Chief Information Officer	Title: EVP Sales & Marketing

Date: 10-4-12	Date: 10/12/12